UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 28, 2016

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 26, 2016, as part of the Company’s general salary and wage reductions, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of TETRA Technologies, Inc. (the “Company”), at the request of Company management, implemented certain wage and salary reductions for the officers of the Company who were identified as named executive officers in the Company’s 2015 proxy statement. Such reductions were effective for the six-month period from February 6, 2016 through August 5, 2016.  Subsequently, these reductions were extended from October 1, 2016 to January 6, 2017.

In addition, as previously disclosed in the Current Report on Form 8-K filed with the SEC on May 6, 2016, the Compensation Committee of the Board of Directors of the Company, at the request of Company management, approved additional reductions in the base annual salaries of the officers of the Company who were identified as named executive officers in the Company's 2016 proxy statement. Such additional reductions commenced on May 14, 2016 and continued through September 30, 2016.  Subsequently, the additional reductions were extended from October 1, 2017 to January 6, 2017.

On December 28, 2016, as part of the Company’s general salary and wage increase, the Compensation Committee, at the request of Company management, approved increases in the base annual salaries of the officers of the Company who were identified as named executive officers in the Company's 2016 proxy statement, such that their respective base annual salaries are equal to ninety percent (90%) of their original unreduced base annual salaries.  Such increased salaries will be effective January 7, 2017 through the pay period ending March 31, 2017.  The following table sets forth the increased annual base salaries for such period.

Named Executive Officer	Title	Annual Base Salary prior to February 2016 Salary Reductions	Current Reduced Base Salary	Increased Annual Base Salary Applicable to January 7, 2017 – March 31, 2017 Pay Periods
Stuart M. Brightman	President and Chief Executive Officer	$624,998	$506,249	$562,499
Elijio V. Serrano	Sr. Vice President and Chief Financial Officer	$411,590	$333,388	$370,431
Joseph Elkhoury	Sr. Vice President and Chief Operating Officer	$450,000	$364,500	$405,000
Peter J. Pintar	Sr. Vice President	$370,240	$299,894	$333,216
Bass C. Wallace, Jr.	Sr. Vice President & General Counsel	$324,480	$262,829	$292,032

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

	By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: December 30, 2016

2